Rule 497(e)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Tactical High Yield ETF

First Trust Senior Loan Fund

First Trust Enhanced Short Maturity ETF

First Trust High Income Strategic Focus ETF

First Trust Low Duration Opportunities ETF

First Trust Long Duration Opportunities ETF

First Trust Limited Duration Investment Grade Corporate ETF

(each, a “Fund”)

Supplement To each Fund’s Statement of Additional Information

OCTOBER 6, 2022

Notwithstanding anything to the contrary in each Fund’s Statement of Additional Information, First Trust Advisors L.P.’s (“First Trust”) use of the ISS Proxy Voting Guidelines is not intended to constrain First Trust’s consideration of any proxy proposal, and there are times when First Trust deviates from the ISS Proxy Voting Guidelines. This includes when required by Rule 12d1-4 agreements between a Fund and certain acquired funds, if applicable. Generally, First Trust will not rely on ISS Proxy Voting Guidelines to withhold votes or vote against directors solely based on quota criteria or the exclusion of certain climate-related disclosures, which may or may not relate to the company’s core business or may not materially impact shareholder value. First Trust will consider such proxy voting decisions in light of merit-based considerations which it believes may impact shareholder value. First Trust retains final authority and fiduciary responsibility for proxy voting.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE